SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Conservative Portfolio
-- Class A
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/7/94

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment        $1,000      n/a       1,000

ERV =  Ending Redeemable Value   $1053       n/a       $1184

T   =  Average Annual
       Total Return              5.31%       n/a        6.57%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends                 $420,926

Expenses                               $127,700

Reimbursement                         $0

Average shares                         10,957,493

NAV                                    $9.69

Sales Charge                          5.75 %

POP                                    $10.28

Yield at POP                        3.14%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Conservative Portfolio
-- Class B
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/18/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years     10 Years*

P   =  Initial Investment        $1,000      n/a        $1,000

ERV =  Ending Redeemable Value   $1110       n/a        $1232

T   =  Average Annual
       Total Return              10.96%      n/a        8.29%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends          $372,387

Expenses                        $169,867

Reimbursement                         $0

Average shares                 9,724,948

NAV                                $9.66

Maximum Contingent Deferred
  Sales Charge                      5.0%

Yield at NAV                       2.60%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Conservative Portfolio
-- Class C
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 9/1/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment        $1,000      n/a       $1,000

ERV =  Ending Redeemable Value   $1109       n/a       $1258
T   =  Average Annual
       Total Return               10.86%     n/a        11.68%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $63,794

Expenses                         $29,121

Reimbursement                         $0

Average shares                 1,669,711

NAV                                $9.64

Maximum Contingent Deferred
  Sales Charge                      1.0%

Yield at NAV                       2.60%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Conservative Portfolio
-- Class M
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/7/95

TOTAL RETURN

Formula  --  Annual Total Return:          ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment        $1,000     n/a        1,000

ERV =  Ending Redeemable Value   $1073      n/a        $1222

T   =  Annual
       Total Return              7.31%      n/a         12.90%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $17,408

Expenses                          $7,065

Reimbursement                         $0

Average shares                   454,893

NAV                                $9.67

Sales Charge                       3.50%

POP                               $10.02

Yield at POP                       2.74%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Conservative Portfolio
-- Class Y
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 7/14/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment        $1000       n/a       $1000

ERV =  Ending Redeemable Value   $1120       n/a       $1304

T   =  Average Annual
       Total Return               11.99%     n/a        12.71%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
               POP x Average shares


Interest and Dividends           $21,565

Expenses                          $5,492

Reimbursement                         $0

Average shares                   565,238

NAV                                $9.69

Yield at NAV                       3.55%